John Hancock Funds II

John Hancock Retirement Living through 2060 Portfolio (the “fund”)

Supplement dated July 1, 2016 to the current Class 1 Prospectus

Effective July 1, 2016, the Annual fund operating expenses table and the Expense example table in the “Fund summary” section applicable to each fund is revised and restated as follows:

Retirement Living through 2060 Portfolio

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	1
Management fee	0.07
Distribution and service (Rule 12b-1) fees	0.05
Other expenses[1]	1.94
Acquired fund fees and expenses[2]	0.75
Total annual fund operating expenses	2.81
Contractual expense reimbursement[3]	–2.18
Total annual fund operating expenses after expense reimbursements	0.63

1 “Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

2 “Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.

3 The advisor contractually agrees to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, “other expenses of the fund” means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.29% of the fund’s average net assets. These agreements expire on December 31, 2017, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming a redemption of all of your shares at the end of those periods. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	1
1 year	64
3 years	664

You should read this Supplement in conjunction with the current prospectus and retain it for future reference.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.